                                 United States
                       Securities and Exchange Commission
                             Washington, DC  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Pre-Effective Amendment No.                                             [_]
                             -------------

Post-Effective Amendment No.        13                                  [X]
                             -------------


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

 Amendment No.      19                                                  [X]
              ----------------

                       (Check appropriate box or boxes.)

Ameritor Security Trust
-----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


1730 K Street N.W., Washington, D.C.  20006
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


              Registrant's Telephone Number, including Area Code (202) 223-1000
                                                                 ---------------



Max Katcher, 1730 K Street N.W., Washington D.C. 20006
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering
                                            ----------------------------------

It is proposed that this filing will become effective (check appropriate box)

   [X] immediately upon filing pursuant to paragraph(b)
   [_] on (date) pursuant to paragraph (b)
   [_] 60 days after filing pursuant to paragraph(a)(1)
   [_] on (date) pursuant to paragraph (a)(2) of rule485
   [_] 75 days after filing pursuant to paragraph(a)(2)
   [_] on (date) pursuant to paragraph (a)(2) of rule485.

If appropriate, check the following box


   [_] This post-effective amendment designates a new effective date for previously filed post-effective amendment.


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite number of shares of the Ameritor Security Trust under the Securities Act of 1933. The Registrant need not file a Rule 24f-2 notice because it did not sell any securities pursuant to such declaration during the most recent fiscal year.

                            AMERITOR SECURITY TRUST


                                   Prospectus


                                January 1, 1999


                        A NO LOAD FUND - NO SALES CHARGE


              Shares are Purchased and Redeemed at Net Asset Value
______________________________________________________________________________
1730 K Street, N.W.                                          1-800-424-8570
Washington, D.C. 20006                                       202-223-1000



     Ameritor Security Trust, formerly Steadman Security Trust (the "Fund"), is a non-diversified, registered open-end investment company. The investment objective of the Fund is to seek current income and secondarily to maximize total return, but only to the extent consistent with its primary objective. The Fund plans to achieve its investment objective by using a broad range of investment vehicles and techniques, including but not limited to the purchase and sale of put and call options.

     This prospectus sets forth concisely the information concerning the Fund that you should know before investing. Please read this prospectus carefully and retain it for future reference. The Fund's Statement of Additional Information dated January 1, 1999, which contains more information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may request a free copy of the Statement of Additional Information by calling Shareholder Services at (202) 223-1000 or 1-800-424-8570.


_____________________________________________________________________________


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

_____________________________________________________________________________

                      INVESTMENT OBJECTIVES AND STRATEGIES

     The investment objective of the fund is primarily to seek current income and secondarily to maximize total return through the utilization of a broad range of investment vehicles and techniques, including but not limited to the purchase and sales of put and call options. The investment objective of the Fund may be changed by the Board of Trustees without a vote of the Shareholders of the Fund. The Fund may also make substantial temporary defensive investments in high-grade debt securities of all types, U.S. government securities and repurchase agreements when market conditions warrant, such as when a severe downturn in the stock market is anticipated. There can be no assurance that the Fund's investment objective will be attained. In seeking to achieve its objective the Fund may use the following investment vehicles, without limitation:

  *  Common stocks of issuers of all kinds.

  *  Preferred stocks, warrants, and convertible securities.

  * Corporate bonds and debentures and debt securities issued or guaranteed by the U.S. government of its agencies or instrumentalities ("U.S. government securities").

  * Money market instruments (commercial paper, bank certificates of deposits, and U.S. government securities).

     In choosing portfolio investments, the Fund is not restricted to any particular criteria or quality standards except as expressly stated in this prospectus. With respect to equity investments, the Fund's investment adviser generally looks for issuers that show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial position. In selecting debt instruments (other than short-term debt for defense purposes), the adviser considers interest rate movements and generally chooses investment grade instruments the yield of which exceeds that of short-term U.S. Treasury securities.

     The Fund has the flexibility to employ a broad range of investment techniques, including but not limited to the purchase and sale of put and call options (primarily for premium income but also for hedging purposes), investing in foreign securities, transactions in repurchase agreements, investments in government securities, investments in high yield bonds ("junk bonds"), acquisition of restricted or illiquid securities, purchase and sale of real estate and related loans, borrowing to increase investment funds, short sales, and lending portfolio securities.

     The effect of such techniques can produce portfolio turnover rates of 100% or more. The portfolio turnover for the fiscal year ended June 30, 1998 was 48%. High portfolio turnover (100% or more) increases the Fund's brokerage costs and increases the likelihood of short-term gains and losses.

                                 RISK FACTORS

     Maintaining an investment in the Fund involves greater risk than an investment in many other mutual funds. Fund shares should only be considered as a supplement to an overall investment program and only if you are willing to undertake the risks involved. Investors are further advised to consult with their personal accountant or personal investment adviser prior to making an investment in the Fund.

     The Fund's investment objectives and policies afford management wide possible latitude in choosing investment vehicles and techniques. This latitude is greater than that afforded many other investment companies. Many of the vehicles and techniques - including but not limited to option activities, investment in foreign securities, borrowing to increase investment funds, and short-selling - are highly specialized and involve significant risks. Use of such techniques may also produce higher than normal portfolio turnover (100% or more), which generates additional brokerage commissions and expenses for the Fund. Moreover, the Fund is not restricted from making investments in real estate, precious metals, oil and gas limited partnerships, or commodities and commodities contracts (including futures contracts), all of which are considered speculative.

     The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. A "diversified investment company" is required by the Investment Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Moreover, at present, the Fund has not elected to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and thus, unlike most mutual funds, it is not restricted by certain diversification requirements imposed by the Code. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities will be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Ameritor Security Trust by showing the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund can experience short-term performance savings and results may vary widely from year to year. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           [BAR CHART APPEARS HERE]

-------------------------------------------------               -------------           ------------            -------------
        Average Annual Total Returns*
    For each fiscal year from October 1, 1988
to September 30, 1994, October 1, 1994 to June 30, 1995         Past One Year           Past 5 Years            Past 10 Years
      and July 1, 1995 to June 30, 1998
-------------------------------------------------               -------------           ------------            -------------
        Ameritor Security Trust                                      21.4%                  6.60%                    1.40%
-------------------------------------------------               -------------           ------------            -------------

                S & P 500**                                          30.16%                21.82%                   15.67%
-------------------------------------------------               -------------           ------------            -------------

-------------------------------------------------
* Adjusted to reflect reinvestment of dividends.
** The S & P is the Standard & Poor's Composite
   Index of 500 Stocks, a widely recognized,
   unmanaged index of common stock prices.
-------------------------------------------------

                            SUMMARY OF FUND EXPENSES

  For a better understanding of the expenses you will incur when investing in the Fund, a summary based on the Fund's operations during the fiscal year ended June 30, 1998 is set forth below. There is no sales commission or load imposed upon any purchase of Fund shares, reinvestment of dividends or redemption of Fund shares. There are no 12b-1 marketing fees.



                        SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Load Imposed on Purchases................ None
 Maximum Sales Load Imposed on Reinvested Dividends..... None
 Maximum Deferred Sales Load............................ None
 Maximum Account Fee.................................... None
 Redemption Fees (1).................................... None
 Exchange Fees.......................................... None

---------------
 (1) The Fund imposes a $12 service charge on wire redemptions of less than $5,000.


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

Management fees (1)..................................... 1.00%
Distribution, 12b-1 fees................................  .00%
Other expenses.......................................... 8.85%
 Salaries and employee benefits......................... 2.94%
 Proposed merger expense................................ 3.00%
 Other.................................................. 2.91%
                                                         ----
Total Annual Fund operating expenses.................... 9.85%
---------------
(1)  The management fee is higher than that paid by most other investment companies.

  The numbers in the above table provide an estimate of how much it will cost to operate the Fund for a year based on 1998 fiscal year expenses. These are costs you pay directly because they are deducted from the Fund's total assets before the daily share price is determined and before distributions are made.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes you invest $10,000 in the Fund for the time periods indicated. The example also assumes (1) a 5% annual return and (2) redemption at the end of the time period:


  1 year               3 years               5 years              10 years
------------------------------------------------------------------------------
  $ 960                $ 2,750               $ 4,360               $7,760


This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see page 9 of this prospectus.



                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                     GRAPH

Comparison of change in the value of a $10,000 investment in the Fund and same investment in the S & P 500 Index for each fiscal year from October 1, 1987 to September 30, 1994, the nine month fiscal period ended June 30, 1995, and the fiscal years from July 1, 1995 to June 30, 1998.

                        [EXCEL LINE GRAPH APPEARS HERE
                             FILE NAME:ASTLNGRAPH]

     During its fiscal year ended June 30, 1998, the Fund's net asset value increased 21.40%. The Fund experienced a net increase in net assets from operations of approximately $769,000, as a result of a net realized gain from investment transactions of $821,000 and unrealized appreciation of investments of $320,000 offset by a net investment loss of $372,000. The Standard & Poor's Composite Index of 500 stocks, a recognized indicator of market conditions, gained 30.16% (including reinvestment of dividends) during the same period.

     Portfolio turnover during the year dropped significantly from prior years signifying a new management philosophy towards portfolio strategy. The changes made in the portfolio were partly to provide liquidity for operating expenses and redemptions and also to increase diversity among the industrial groups. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities. The Fund's net investment loss of $372,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of $37,000. Although the Fund's primary goal is seeking current income and capital appreciation is secondary, it was the latter that produced most of the increase in net assets from operations.

     From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.


                           YEAR 2000 PROCESSING ISSUE

       Many computer programs use two digits to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform the necessary functions.
The Year 2000 issue affects virtually all companies and organizations.

       The Fund has implemented steps intended to assure that its major computer systems are processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations.

       Companies, organizations, government entities and markets which the Fund invests could be affected by the Year 2000 issue, but at this time the Fund cannot predict the degree of impact. To the extent the effect is negative, the Fund's returns could be reduced.


                                 MANAGEMENT OF THE FUND

     Under the laws of the District of Columbia, the Trustees of the Fund are responsible for managing the business and affairs of the Fund. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Ameritor Financial Corporation (AFC), formerly Steadman Security Corporation (sometimes referred to herein as the "Adviser") which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. All voting stock of AFC is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are Carole S. Kinney and Charles T.W. Steadman.

     Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the Adviser has principally engaged in the business of providing continuous investment supervision for the Steadman Family of Mutual Funds (now the "Ameritor Funds"). Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and is responsible for overall management of the Fund's business affairs subject to the supervision of the Trustees. Max Katcher, President of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. He became portfolio manager in December 1997 and has been in mutual fund management for the past 26 years as Executive Vice President of Steadman Security Corporation. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. AFC also receives certain other fees, which are described under "Custodian and Transfer and Dividend Disbursing Agent". The Fund's operating expenses for the nine month fiscal period ended June 30, 1998 amounted to 9.85% of its average net assets on an annualized basis.

     The Adviser also receives reimbursements for the Fund for salaries and benefits of its employees who perform functions directly attributable to the Fund other than investment advisory and shareholder service functions. For the fiscal year ended June 30, 1998, these totaled $121,975. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; the internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance related to the above.

            DESCRIPTION OF CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

     The Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Unlike many other mutual funds, the Fund does not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations.

     In addition, the Fund's governing documents contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds. (a) Trustees hold office for a term of unlimited duration,
(b) shareholders are not entitled to vote for or against any amendments to the Trust Indenture, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

     As interpreted by the staff of the Securities and Exchange Commission, the Investment Company Act provides shareholders of the Fund with certain rights with respect to removal of trustees. Under these provisions, shareholders may remove one or more trustees by declaration or vote of two-thirds of the Fund's outstanding shares. The trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. The Fund will comply with these procedures.



                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York Time) on days when the Exchange is open for business. It is computed by dividing the value of net assets (i.e. the value of the assets less liabilities) by the total number of shares outstanding. Portfolio securities are valued at the last sale price on the national securities exchange or national securities market on which the securities are primarily traded. Securities not listed on an exchange or national securities market or securities for which there were no transactions are valued at the mean between the most recent reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Debt securities having remaining maturities of less than 60 days are valued by the amortized cost method, unless the Trustees determine this is not fair value. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

PURCHASE OF FUND SHARES

     The Fund currently does not offer shares for purchase. In the future, the Fund intends to offer Fund shares at net asset value without payment of any sales charge or commission when purchases are made directly from the Fund. Shares purchased through registered broker-dealers may incur a transaction fee.

     Stock certificates for shares are ordinarily not issued, as they are not necessary and complicate redemption. They will, however, be issued upon written request.

     Unless an election to the contrary is made in writing to the Fund at 1730 K Street, N.W., Washington, D. C. 20006, all income dividends and all capital gain distributions payable on shares of the Fund will be reinvested in additional shares at the net asset value in effect on the dividend or distribution record date. The Fund's investment adviser, Ameritor Financial Corporation ("AFC"), is the agent to reinvest dividends and distributions in additional shares. A change of election may be made at any time as to whether or not to receive dividends and distributions in cash or have them reinvested in additional shares. Such changes of election apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such change of election.



                           REDEMPTION OF FUND SHARES

     Money may be withdrawn from an account at any time by following the procedures set forth herein. Shares will be redeemed at the net asset value next calculated after the request has been received and found to be in good order and the proceeds are paid by check within seven days after receipt of a redemption request.

     Accounts without share certificates - A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Ameritor Financial Corporation, 1730 K Street, N.W., Washington, D. C. 20006. For amounts over $1,000 it will be necessary to obtain a "signature guarantee" from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     Instant Liquidity (by telephone) - Any amount may be withdrawn by telephone by calling 1-(800)-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment Application. Telephone instructions from any person representing himself or herself to be you or your representative, and believed by Ameritor Financial Corporation, as Transfer Agent for the Fund, to be genuine will be acted upon. The Fund or the Transfer Agent will not be liable for executing unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

     Accounts with share certificates - The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share Certificates," above) and a written request that the certificates be redeemed, must be submitted to Ameritor Financial Corporation, 1730 K Street, N.W., Washington, D. C. 20006.

     Requests for redemption by corporations, executors, administrators, trustees or guardians may require further documentation.

     The proceeds of redemptions are paid by check within seven days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.

        The right of redemption may be suspended during any period when:
(a) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the SEC.

     For cost reasons we may close an account upon 30 days written notice when the net asset value of the shares in an account is less than $100 as a result of redemptions. Involuntary redemption may be avoided if additional funds are added to the account during the 30-day period.



                          SYSTEMATIC WITHDRAWAL PLAN

     The Fund has a Systematic Withdrawal Plan under which shareholders who own at least $5,000 (at current net asset value) worth of the Fund, may receive a fixed distribution amount at monthly intervals by redeeming a portion of their shares equal to the specified dollar amounts on a monthly basis. A sufficient number of shares will be liquidated at the then current net asset value attributable to such shares on the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed on the twenty-fifth day of the month. Shareholders who wish to exercise this election should complete the Systematic Withdrawal Application on page A-13.



                         SHAREHOLDER RETIREMENT PLANS

     Taxes on current income can be deferred by investing in Keogh Plans, Individual Retirement Accounts (IRAs), Simplified Employee Pensions (SEPs), 401(k), pension, profit-sharing, employee benefit, deferred compensation and other qualified retirement plans. The federal tax law governing these tax-deferred retirement plans must be complied with to avoid adverse tax consequences.

     The Fund does not directly sponsor any retirement plans. However shareholders may fund their own self-directed IRA or other qualified plan with Ameritor Security Trust shares. You should contact the Adviser for specific plan documentation and any additional information you may require. You should also consult your tax adviser before investing.



                             AVAILABLE INFORMATION

The Fund provides each shareholder with semi-annual financial information and an annual report containing audited financial statements. You may inquire about the Fund or receive a free copy of the most recent semi-annual and annual reports to shareholders by calling 1-(800)-424-8570 or (202) 223-1000, or by writing the Fund at the address shown on the cover of this Prospectus.



                        Condensed Financial Information

  The following financial highlights of the Fund for the fiscal years ended June 30, 1998 and June 30, 1997 have been audited by Reznick Fedder & Silverman, P.C., independent certified public accountants, whose report thereon dated August 5, 1998 is included with the Fund's financial statements in the Statement of Additional Information, and is available to shareholders upon request. Financial highlights for prior periods were audited by Coopers & Lybrand L.L.P. whose report, dated August 6, 1996, expressed an unqualified opinion.

                  ["EXCEL" FINANCIAL HIGHLIGHTS APPEARS HERE
                           FILE NAME:   ASTFINHIGH]

                            AMERITOR SECURITY TRUST

This prospectus contains information you should know before making an investment decision. Please keep it for future reference.

A Statement of Additional Information about the Fund, dated January 1, 1999, has been filed with the Securities and Exchange Commission and is legally regarded as part of this prospectus. Further information about the Fund is available in the annual and semiannual shareholders reports of the Fund. To obtain a free copy of an annual or semiannual shareholder report, call Shareholder Services at 202-223-1000 or 800-457-8570.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or writing the SEC's Public Reference Section, Washington, DC 20549-6009 (you will be charged a duplicating fee). You may also visit the Public Reference Room at the SEC or access the SEC's website at www.sec.gov.



1940 Act file #811-00018

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                January 1, 1999


                            AMERITOR SECURITY TRUST


1730 K Street N.W.
Washington, D.C.  20006
Telephone: (202) 223-1000
Toll Free: (800) 424-8570

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Ameritor Security Trust bearing the same date. Requests for copies of the prospectus should be made by writing to Ameritor Financial Corporation, 1730 K Street NW, Washington DC 20006, or by calling one of the telephone numbers listed above.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus bearing the same date and, if given or made, such information or representations may not be relied upon a having been authorized by the Fund.

     This Statement of Additional Information does not constitute an offer to sell securities.

Table of Contents                                                  Page No.
     Fund History.................................................. B-2
     Investments and Risks......................................... B-2 - B-11
     Portfolio Diversification..................................... B-12
     Portfolio Turnover............................................ B-12
     Trustees and Officers of the Fund............................. B-12, B-13
     Principal Shareholders........................................ B-14
     Investment Advisory and Other Services........................ B-14, B-15
     Custodian and Transfer and Dividend Disbursing Agent.......... B-15
     Distribution Expense.......................................... B-16
     Portfolio Transactions and Brokerage Commission............... B-16, B-17
     Shareholder Investment Plan................................... B-17
     Tax Status.................................................... B-18, B-19
     Performance Information....................................... B-19
     Independent Accountants....................................... B-19
     Financial Statements and Related Information.................. B-20

THE FUND

  Ameritor Security Trust, formerly Steadman Security Trust (the "Fund")(name change effective September 23, 1998), is a no-load, non-diversified, registered, open-end investment company originally organized under a Trust Indenture in the state of Missouri in 1939. It is operated as a common law trust under the laws of the District of Columbia pursuant to the Amended and Restated Trust Indenture and Declaration of Trust approved by shareholders on January 16, 1998. Shares of the Fund have not been continuously offered since October 1997. The Fund intends to examine the feasibility of continuously offering its shares at net asset value without the imposition of a sales charge in the future, subject to compliance with federal and state securities laws. Shares of the Fund may be redeemed at any time, without charge by the Fund, at their net asset value, except during the occurrence of certain extraordinary events. See "Redemption of Fund Shares".



INVESTMENTS AND RISKS

     OPTIONS AND FUTURES

     The fund may buy and sell ("write") options and futures contracts both to generate income (premiums from the sale of call options) and to manage the Fund's exposure to changing interest rates and security prices. Some strategies, including buying puts, writing calls, and selling futures, tend to hedge the Fund's investments against price fluctuations. Other strategies, including writing puts, buying calls, and buying futures tend to increase market exposure. The Fund may invest in options based on any type of securities, index, or instrument.

     Options and futures can be volatile investments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return and the Fund would have been better off without the use of such strategies. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid secondary market.

     Purchasing Put and Call Options. By purchasing a put option, the Fund
     --------------------------------
obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.
If the option is allowed to expire, the fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instruments's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Writing Put and Call Options.  When the Fund writes a put option, it takes
     -----------------------------
the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If the security's price rises, a put writer would expect to profit, although its gain would be limited to the amount of the premium it received. If the security's price remains the same or declines over time, it is likely that the writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the options's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Futures Contracts.  When the Fund purchases a futures contract it agrees to
     ------------------
purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instruments at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the values of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     Futures Margin Payments.  The purchaser or seller of a futures contract is
     ------------------------
not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of any investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers which could potentially result in losses to the Fund.

     Combined Positions.  The Fund may purchase and write options in combination
     -------------------
with each other or in combination with futures contracts to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined option positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Correlation of Price Changes.  Because there are a limited number of types
     -----------------------------
of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other particular security with a futures contract reflecting a broad range of stock prices in that market, which involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments as well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or traditional halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Liquidity of Options and Futures Contract. There is no assurance a liquid
     ------------------------------------------
secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC Options. Unlike exchange-traded options, which are standardized with
     ------------
respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded-options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by the Fund, can not exceed 15% of the Fund's net assets. Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. government securities dealers recognized as such by the Federal Reserve Bank of New York. The contracts with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the 15% test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such 15% test.

     Asset Coverage for Options and Futures Positions.  The Fund will comply
     -------------------------------------------------
with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate high-grade debt securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding.

     Limitations on Futures and Options Transactions. The Fund intends to file a
     ------------------------------------------------
notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Corporation (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of future contracts.

     Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures or options transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if, any, will result from these reviews at this time.



     FOREIGN INVESTMENTS

     The Fund may invest in foreign securities, which involve additional risks. Foreign securities and securities denominated in or indexed to foreign currencies may be affected by the strength of foreign currencies relative to the U.S. dollar. Foreign securities are subject to adverse political or economic developments in foreign countries or possible seizure or nationalization of foreign deposits. Foreign companies are not subject to accounting standards or governmental supervision comparable to U.S. companies, and there generally is less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund. These risks are greater for investments in less developed countries whose governments and financial markets are more susceptible to adverse political and economic developments. There is no limitation on the amount of the Fund's assets that may be invested in foreign securities or in any one country or currency.

     The Fund's investments in foreign securities will primarily consist of equity securities of private issuers, but may include debt instruments as well. Foreign equity securities expose the Fund to risks relating to the more limited liquidity and greater price volatility of foreign securities markets relative to U.S. markets, as well as the other risks set forth above, which can adversely affect a foreign issuer's financial performance and outlook and limit the Fund's access to related information. Foreign debt securities are subject to the risk of adoption of governmental restrictions which might adversely affect payment of principal and interest on the securities, or restrict such payment to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     The dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad. Currency exchange rates will affect the value of Fund shares irrespective of the performance of the underlying investment.

     In selecting investments in foreign securities markets, the Fund considers various criteria, including the particular foreign country's prospects for relative economic growth, current and expected levels of inflation and interest rates, government policies influencing business conditions, and the outlook for currency relationships, as well as fundamental performance and outlook features of the issuer in question and the risk factors discussed above.



     UNITED STATES GOVERNMENT SECURITIES

     United States government securities include United States Treasury obligations, Government National Mortgage Association (GNMA) certificates, Federal Housing Authority (FHA) debentures, Federal National Mortgage Association (FNMA) bonds and Student Loan Mortgage Association (SLMA) debentures, among others. Some of the foregoing obligations, such as Treasury bills and GNMA certificates are supported by the full faith and credit of the United States government; others such as FNMA bonds by the right of the issuer to borrow from the United States Treasury; still others such as SLMA are supported only by the credit of the instrumentality. No assurance can be given that the United States government will provide financial support to an instrumentality sponsored by the United States when it is not obligated by law, in certain instances, to do so. The Fund may invest in obligations of United States government agencies and instrumentalities other than those specifically listed above.

     FIXED INCOME SECURITIES

     The value of securities providing fixed returns, such as most bonds ("fixed income securities"), are inversely correlated to changes in interest rates. As interest rates increase, the value of a fixed income security decreases and, conversely, as interest rates decrease the value of a fixed income security increases. Longer term obligations are more dramatically affected by changes in interest rates than short-term obligations.

     In addition, declining interest rates present risk to holders of fixed income securities that may be redeemed by their issuer prior to maturity. As interest rates decrease, the issuer of such securities is more likely to redeem such securities prior to their stated maturities by issuing new securities at lower rates. If such securities are redeemed prior to maturity, the holder of the redeemed securities may be required to reinvest the proceeds received at less attractive rates and will incur a loss for any premium paid in acquiring the security.



     ILLIQUID INVESTMENTS

     The Fund may invest up to 15% of its net assets in illiquid investments. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments generally involves time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.



     RESTRICTED SECURITIES

     The Fund may purchase securities which cannot be sold to the public without registration under the Securities Act of 1933 (restricted securities). Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registrations, such as pursuant to Rule 144A under the Securities Act. Consequently, there may be a more limited trading market for these securities and market quotations may be less readily available. However, as to certain restricted securities, a substantial market of qualified institutional buyers may develop pursuant to Rule 144A, and the Trustees may determine that such securities are readily marketable, based upon trading markets for the specific security. The Fund may invest in restricted securities as to which the Trustees have made such determination. Where the Board has not made such a determination, investments in restricted securities are subject to the 15% limitation on illiquid investments described above.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the values of the securities could decline). The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness.



     LENDING OF SECURITIES

     The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve system and member firms (or subsidiaries thereof) of the New York Stock Exchange, or institutions which the Adviser has determined to be of comparable creditworthiness, and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest of the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral were government securities). In the event of the bankruptcy of the other party to a securities loan transaction, or if such party breaches its agreement with the Fund, the Fund could experience loss or delay in recovering its cash or the securities lent. During these delays, the value of the securities loaned could decline.



     LOWER-RATED DEBT SECURITIES ("JUNK BONDS")

     The Fund may purchase lower-rated debt securities (those rated BA or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) which have poor protection against default or may be in default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to change in the issuer's capacity to pay. The Market prices of lower-rated debt securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The Fund will not invest more than 5% of its net assets in junk bonds during the coming year.

     LEVERAGE THROUGH BORROWING

     The Fund may borrow from banks for investment purposes. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund is required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. The Fund will maintain in a segregated custodial account cash, cash equivalents or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. These agreements, which are treated as if reestablished each day, are expected to provide the Fund with a flexible borrowing tool.



     SHORT SALES

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.



     REAL ESTATE

     The Fund may invest in commercial, industrial, retail or residential real estate properties and related securities, including but not limited to the securities of real estate investment trusts. Real estate investments are subject to a number of investment risks, including fluctuations in occupancy rates and operating expenses, variations in rental schedules, the character of the tenancy and the possible effect on cash flow from a property if its tenants incur financial difficulties. These investments may be adversely affected by general and local economic conditions, the supply of and demand for properties of the type involved, zoning laws, rent controls, environmental protection laws and real property tax rates. Real estate investments are generally illiquid and will be subject to the Fund's 15% limit on illiquid investments.



     CONCENTRATION POLICY

     It is not the Fund's policy to invest 25% or more of the value of its total assets in any one industry. This is a matter of fundamental policy. However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold.

PORTFOLIO DIVERSIFICATION

     The Fund has elected to qualify as a "non-diversified investment company", as defined under Section 5(b)(2) of the Investment Company Act of 1940, so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss are not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Adviser to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.

     The Fund will limit its investments in the securities of a small number of issuers only when the Adviser determines that it is in the best interest of the Fund to do so.



PORTFOLIO TURNOVER

     Because the Fund may engage in short-term trading, its portfolio turnover rates may exceed 300%. High portfolio turnover (over 100%) may result in correspondingly higher brokerage costs.



TRUSTEES AND OFFICERS OF THE FUND
------------------------------------------------------------------------------
     Name, Address,           Position(s) Held     Principal Occupation(s)
       and Age                with the Fund        During Past 5 Years
------------------------------------------------------------------------------

     PAUL F. WAGNER           Chairman of the      Chairman:
     1006 Waynewood Blvd      Board of Trustees    Wagner, Hines
     Alexandria, VA  20036                         & Avery, a
     Age:  80                                      Washington, DC
                                                   Public Affairs firm.

     PAUL A. BOWERS, M.D.     Trustee              Retired from private
     9 Sandringham Road                            medical practice
     Bala-Cynwyd, PA  19004                        and as a Professor,
     Age:  86                                      Obstetrics and Gynecology
                                                   Jefferson Medical College,
                                                   Philadelphia, Pennsylvania

     W. MARK CRAIN            Trustee              Professor of Economics and
     9603 Concerto Circle                          Research Associate with the
     Vienna, VA  22182                             Center for Study of Public
     Age:  46                                      Choice George Mason
                                                   University Fairfax, Virginia.

--------------------------------------------------------------------------------
     Name, Address,           Position(s) Held     Principal Occupation(s)
       and age                  with the Fund        During Past 5 Years
--------------------------------------------------------------------------------

     RICHARD O. HAASE          Trustee             Vice President:Maiden, Hasse
     7026 Elizabeth Drive                          & Smith, a Washington D.C
     McLean, VA  22101                             real estate valuation
     Age:  63                                      company.

     JOHN T. HAYWARD           Trustee             Vice Admiral, U.S.N. (ret)
     PO Box 33000                                  formerly Vice President,
     Atlantic Beach, FL  32233                     General Dynamics
     Age:  89                                      Corporation Washington, D.C.

     MAX KATCHER               President and       Executive Vice President
     8408 Carlynn Drive        Treasurer of the    and Treasurer of Steadman
     Bethesda, MD  20034       Fund, President     Security Corp (SSC) and
     Age:  68                  of Ameritor         Executive Vice President
                               Financial           and Treasurer of the Fund
                               Corporation(AFC).

     *CAROL S. KINNEY          Secretary of the    National Association of
     8020 Thornley Court       Fund Chairman of    Securities Dealers-Agent
     Bethesda, MD  20817       the Board of        Former stock broker with
     Age:  53                  Ameritor Financial  Solomon-Smith Barney
                               Corporation.

     KATHLEEN S. STYERS        Asst. Vice           Asst. Vice President and
     14512 Leonard Calvert Dr  President and Asst.  Asst. Secretary of Asst.
     Accokeek, MD  20607       Secretary of the     the Fund; Asst. Vice
     Age:  37                  Fund; Vice           and President and Asst.
                               President Asst.      Secretary of SSC.
                               Secretary of AFC.


     *Interested person as defined by Section 2(a)(19) of the Investment Company
      Act.

The Trustees and officers hold the same positions relative to the other Funds in the Steadman Family of Mutual Funds.

The address of all of the officers of the Fund is 1730 K Street, NW, Washington, DC 20006.

     On September 30, 1998, the Trustees and Officers of the Fund, as a group beneficially owned no shares in the Fund.

     During the fiscal year ended June 30, 1998, the Fund paid $1,843 in fees and expenses to all Trustees. Trustees are paid $300 per meeting attended. No officer received compensation from the Fund exceeding $60,000.



PRINCIPAL SHAREHOLDERS

     On September 30, 1998, no person beneficially owned more than 5% of the then outstanding shares of the Fund.



INVESTMENT ADVISORY AND OTHER SERVICES

     AFC provides investment advisory services under an agreement which continues in effect subject to annual approval by the Trustees or by a majority of the outstanding voting securities of the Fund, provided that in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Fund or of AFC. The fees for investment advisory services are computed as follows: 1% of the first $35,000,000 of net assets; 7/8 of 1% of the next $35,000,000 and 3/4 of 1% of all sums in excess thereof.

     The Fund paid investment advisory fees during the last three fiscal years ending as follows: June 30, 1998, $41,538; June 30, 1997, $45,410; June 30,
1996, $51,706.

     Under an agreement with the Fund which is contained in the approved minutes of the Fund, AFC serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account, per month.

     This agreement is embodied in resolutions by the Trustees.   The last
increase in fee amount was made on May 21,1986 (effective retroactive to May 1, 1986) and renewed annually by the Trustees since that date.

     The Fund paid fees for delegated services for the last three fiscal years ending June 30, 1998 as follows: (1998) $28,299; (1997)$36,859 and (1996)
$41,214.

     The Fund also reimbursed AFC for salaries and fringe benefits, including payroll taxes and group insurance, of its employees who perform functions other than investment advisory and shareholder services during the fiscal year ended June 30, 1998 of $121,975.

     AFC assumes no responsibility under the Agreement other than to render the services called for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Agreement. Trustees, officers and employees of AFC have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     The Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the daily net asset value of the shares; (iv) the fees and expenses of the Trustees and, contrary to most other funds, the fees of those Trustees who also may be directors of the Adviser or its subsidiary corporation; (v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees;
(x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Adviser or its subsidiaries;
(xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, office space rent and
(xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the Adviser.



CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Crestar Bank, N.A., 1445 New York Avenue, N.W., Washington, D.C. 20005, is the custodian of all cash and securities for the Fund.

     AFC, the Adviser, also serves as the transfer and dividend disbursing agent and agent for the shareholder accounts. The fee for such services is $1.35 per account per month, and is calculated on the basis of the number of shareholder accounts as of the last business day of each month. In the year ended June 30, 1998, the Fund paid the Advisor $28,299 in fees for performing such shareholder account services, 0.38% of average net assets.

DISTRIBUTION EXPENSES

     The Fund pays all fees and expenses in connection with registering its shares under federal and state securities laws; preparing, printing and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. AFC will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, printing and mailing all sales literature and advertising; and offering and selling Fund shares, except for those fees and expenses expressly assumed by the Fund.



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     AFC makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking into consideration the facilities and services of a particular broker or dealer. Subject to these considerations, the Fund has authorized AFC to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote and research material to the Adviser. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, AFC, as Adviser, will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of AFC in rendering investment advice to the Fund, the value of the services is not determinable. Such services may also be used in serving the other mutual funds managed by AFC, and the brokerage commissions of such other mutual funds may indirectly benefit the Fund. AFC investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order and difficulty of execution.

     While the Trustees oversee the portfolio transactions of the Fund in light of the Fund's investment policies and objectives without regard to any other Ameritor Fund, it is possible that at certain times the Fund and one or more of the other Funds managed by AFC or its subsidiaries will seek to effect similar portfolio transactions in the same security. In such instances, such transactions are effected on a prorated basis based on the total assets of each Ameritor Fund and at a prorated cost, if feasible, and in the alternative on a rotating or other equitable basis. The Adviser makes all such allocations. In some cases this arrangement could have a detrimental effect on the price or volume executed insofar as a particular Fund is concerned.

     The Fund's Investment Adviser, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The Adviser and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.


     During the last three fiscal years the Fund paid brokerage as follows:

                Brokerage  Transactions
                ---------  ------------
    06/30/98     $ 18,730   $ 4,888,372
    06/30/97     $ 88,713   $16,916,669
    06/30/96     $126,558   $22,887,207


     During the Fund's fiscal year ended June 30, 1998 the Adviser directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Fahnestock & Co. Inc. of $17,380 on transactions of $4,638,294. Brokerage commissions were directed to Fahnestock & Co., Inc. pursuant to an understanding that quotation services and devices would be provided to the Adviser in exchange for these brokerage commissions. This arrangement ceased in February, 1998.

     The following table details transaction amounts and commissions paid to brokers during the last fiscal year for the Fund as well as the percentage of transactions and commissions as related to the total for the Fund.


Broker              Transactions  % of Total   Commissions  % of Total
------              ------------  ----------   -----------  ----------

Fahnestock & Co.      $4,638,294       94.88%      $17,380       92.79%
Dean Witter              250,078        5.12%        1,350        7.21%

                      -----------------------------------------------------
                      $4,888,372      100.00%      $18,730       100.0%



SHAREHOLDER INVESTMENT PLAN

     As described under "PURCHASE OF FUND SHARES" in the Prospectus, the Fund has available a "Systematic Withdrawal" plan. The details of participation in this plan are contained in the Prospectus.

TAX STATUS

     Currently, the Fund does not qualify as a regulated investment company ("RIC") under the rules of Section 851 through 855 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is taxed under the normal corporate tax rules under Subchapter C of the Code. It is anticipated that such tax status as a non-RIC shall continue indefinitely.

     In the event the Fund qualifies as a RIC in the future, distributions of any taxable net investment income and any of any excess of net short-term capital gain over net long-term capital loss and capital loss carryovers if any, will be taxable to shareholders as ordinary income. Further, in qualifying years, to the extent that long-term capital gains exceed short-term capital losses and any capital loss carryforwards, they may be distributed to shareholders and, if distributed, will be taxable to the shareholders as long-term capital gain.

     Distributions from the Fund currently are taxable under the normal corporate tax rules because the Fund is not a RIC for federal income tax purposes. Non-redemption cash distributions to shareholders constitute ordinary dividend income if such distributions are out of the corporation's current or accumulated earnings or profits. Thereafter, the distributions are a non-taxable return of basis to the extent of the recipient's tax basis for the recipient's shares. Any distributions in excess of earnings and profits and in excess of such basis constitute gain from a deemed sale or exchange of the shares.

     Redemption distributions may be taxable under the rules described above, or such redemptions may be treated for federal income tax purposes as a sale or exchange of the redeemed shares. Such characterization depends upon the application to the recipient of Section 302(b) of the Code. A redemption distribution may be a sale or exchange of the redeemed shares For tax purposes if it is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is in complete termination of the shareholder's interest in the corporation, or is a redemption from a noncorporate shareholder in partial liquidation of the distributor (all within the technical meanings of Section 302(b)). Such determinations are highly individualized. Shareholders must consult with their own tax advisors concerning the effect to them of any redemption distribution from the Fund.

     Special rules apply for federal income tax purposes if the Fund makes a distribution of its assets in kind (which could be a liquidating distribution from the Fund or a non-liquidating distribution). Other special tax rules apply if the Fund makes a distribution of its shares or rights to acquire to its shareholders with respect to their Fund shares. No such distributions are contemplated currently by the Fund so an explanation of these rules is beyond the scope of this discussion.

     Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all dividend distributions. Under the backup withholding provisions, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

     In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Fund in their own state and localities.



PERFORMANCE INFORMATION

     The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return, which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for Fund shares for the one year, five year, and ten year periods ended June 30, 1998 are 21.40%, 6.56%, and 1.44% respectively.



INDEPENDENT ACCOUNTANTS

     Reznick Fedder & Silverman, 4520 East West Highway, Bethesda, Maryland, 20814, has been selected as the independent accountants for the Fund and provides audit and tax service.

FINANCIAL STATEMENTS AND RELATED INFORMATION

     The Fund's Financial Statements and related notes for the fiscal period ended June 30, 1998 follow:

     See N30-D.

                                     PART C
                               OTHER INFORMATION


Item 23. Financial Statements and Exhibits

     (a) Financial Statements:

     Financial Statements and information of the Fund listed below are included in part B hereof.

     --Report of Independent Accountants, dated August 5, 1998.

     --Portfolio of Investments, June 30, 1998.

     --Statement of Assets and Liabilities, June 30, 1998.

     --Statement of Operations, for the year ended June 30, 1998.

     --Statements of Changes in Net Assets, for the year ended June 30, 1998 and the year ended June 30, 1997.

     --Financial Highlights, for the years ended June 30, 1998, 1997 and 1996, for the period October 1, 1994 through June 30, 1995, and for each of the two years ended September 30, 1994 and 1993.

     --Notes to Financial Statements listed above.


     (b) Exhibits:

     (1) Amended and Restated Trust Indenture of Steadman Security Trust and Declaration of Trust dated October 16, 1997, Filed with Form N-14 Registration Statement on October 30, 1997 (Securities Act file
         No. 333-20889).

     (2) None

     (3) None

     (4) Form of Certificate for Share of Beneficial Interest, filed with Post-EffectiveAmendment No. 6 to the Registration Statement.

     (5) Investment Advisory Contract between the trustees of Steadman Associated Fund and Steadman Security Corporation dated February 28, 1984, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (6) None

     (7) None

     (8) Custody Agreement between Steadman Associated Fund and Crestar Bank, N.A., filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (9) None

     (10) Not Applicable

     (11) Consent of Independent Accountants filed herewith.

     (12) Not Applicable

     (13) None

     (14) None

     (15) None

     (16) Calculation of Total Return for the period ending June 30, 1998.

     (a) Power of Attorney of John T. Hayward, filed with Post-Effective Amendment No. 6 to the Registration Statement.

     (b) Power of Attorney of Paul A. Bowers, filed with Post-Effective Amendment No. 8 to the Registration Statement.

     (c) Power of Attorney of Paul F. Wagner, filed with Post-Effective Amendment No. 8 to the Registration Statement.

     (d)  Power of Attorney of W. Mark Crain, filed herewith.

     (e)  Power of Attorney of Richard O. Haase, filed herewith.

Item 24. The Board of Trustees of the Fund is the same as the boards of other funds advised by the Adviser, each of which has the Adviser as its investment adviser. In addition, the officers of these funds are substantially identical. The Fund takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 25. Indemnification. The Fund's Declaration of Trust, Sections 2.18 and 5.3, provides that the Fund shall indemnify each of its Trustees, Adviser, officers, employees and agents (including any person who serves at its request as director, officer, partner, Trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while acting as a Trustee or Adviser or as an officer, employee or agent of the Fund or the Trustees, as the case may be, or thereafter, by reason of his being or having been such a Trustee, Adviser, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of his duties or gross negligence or not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund. Further, Trustees have power to the extent permitted by law to indemnify or enter into agreements with respect to indemnification with any person with whom the Fund has dealings, including without limitation any investment adviser, including the Adviser, any underwriter of securities of the Fund or any independent contractor, to such extent as the Trustees shall determine.


Item 26. Business and Other Connections of Investment Adviser. The Investment Adviser provides transfer agent and fund accounting services to the Copley Fund, Inc. of Fall River, Massachusetts and the Ehrenkrantz Trust of New York City, New York.

Item 27. Principal Underwriter. None

Item 28. Location of Accounts and Records

         Ameritor Financial Corporation
         1730 K Street N.W.
         Washington, D.C. 20006

Item 29. Management Services. None

Item 30. Undertakings

         (a) Not applicable

         (b) Not applicable

         (c) (1) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the registrant's outstanding shares of beneficial interest and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

             (2) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described in Item 27, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 28th day of October, 1998.


                Ameritor Security Trust
                Registrant



                By/s/ Max Katcher
                _______________________________________________
                Max Katcher, President, Ameritor Security Trust

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     (Signature)              (Title)                          (Date)

/s/ Paul E. Wagner            Chairman of the Board             October 28, 1998
----------------------        of Trustees, Trustee
Paul E. Wagner*

/s/ Max Katcher               President, Treasurer              October 28, 1998
----------------------
Max Katcher

/s/ Paul A. Bowers            Trustee                           October 28, 1998
----------------------
Paul A. Bowers*

/s/ W. Mark Crain             Trustee                           October 28, 1998
----------------------
W. Mark Crain*

/s/ Richard O. Haase          Trustee                           October 28, 1998
----------------------
Richard O. Haase*

/s/ John T. Hayward           Trustee                           October 28, 1998
----------------------
John T. Hayward*


*Signed pursuant to power of attorney

                                 EXHIBIT INDEX
                                 -------------

Exhibit   *** (1) Annotated Restated Trust Indenture of Steadman Security Trust
                  and Declaration of Trust as amended December 29, 1978, with
                  Amendments through June 23, 1993.

           *  (4) Form of Certificate for Share of Beneficial Interest.


           *  (5) Investment Advisory Contract between the trustees of Steadman
                  Associated Fund and Steadman Security Corporation dated
                  February 28, 1984.

           *  (8) Custody Agreement between Steadman Associated Fund and Crestar
                  Bank, N.A., dated May 1, 1996.

              (11) Consent of Independent Accountants, dated October 26, 1998.

              (16) Calculation of Total Return for the period ending June 30,
                   1998.


Other Exhibits

           *   (a)  Power of Attorney of John T. Hayward.
           **  (b)  Power of Attorney of Paul A. Bowers.
           *** (c)  Power of Attorney of Paul F. Wagner.
               (d)  Power of Attorney of W. Mark Crain.
               (e)  Power of Attorney of Richard O. Haase.

* Filed with Post-Effective Amendment No. 6 to the Registration Statement. ** Filed with Post-Effective Amendment No. 8 to the Registration Statement. *** Filed with Form N-14 Registration Statement.

    Graphics Appendix - See page 6 of the prospectus.